UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2017

KSIX Media Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52522	98-0550352
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10624 S. Eastern Ave., Suite A-910 Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 701-8030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Termination of AMC Auditing, LLC – Certified Public Accountants

(i)	On September 11, 2017, KSIX Media Holdings, Inc. (“KSIX”) terminated AMC Auditing, LLC – Certified Public Accountants (“AMC”) as our independent auditors which was approved by the board of directors of KSIX on such same said date;

(ii)	AMC had served the Company since May 9, 2017, however, had not certified any financial results of the Company during their tenure. There were no disputes on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of AMC would have caused AMC to refer to such matter in connection with any report.

(iii)	There were no disagreements with AMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to AMC, would have caused it to refer to the subject matter of the disagreement(s) in connection with any report.

(iv)	To the best of the Company’s knowledge, had AMC issued any report on the Company’s financial statements for the past year it would not have contained any adverse opinion or disclaimer of opinion and nor would the report have contained any qualified opinion as to any uncertainty, the audit scope or any accounting principles.

KSIX has furnished AMC with a copy of the foregoing disclosure and requested AMC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of such letter from AMC to the Securities and Exchange Commission is attached as an Exhibit to this Report.

(b)	Engagement of Paritz & Company, P.A.- Certified Public Accountants

On August 11, 2017, the Board of Directors of KSIX approved the engagement of Paritz & Company, P.A.- Certified Public Accountants (“Paritz”) as KSIX’s independent public accountants for its fiscal year ending December 31, 2016. Paritz had served the Company as its certifying accountant until May 9, 2017. During KSIX’s two most recent fiscal years ended December 31, 2016 and 2015, and interim periods subsequent to March 31, 2017, KSIX has not consulted with Paritz on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) of Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) of Regulation S-K) with KSIX’s former auditor.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 16.1	Letter dated September 29, 2017 from AMC Auditing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSIX MEDIA HOLDINGS, INC.

DATE: September 29, 2017	By:	/s/ Brian Cox
	Name:	Brian Cox
	Title:	Chief Executive Officer